Prospectus Supplement

John Hancock Funds II

Capital Appreciation Fund (the fund)

Supplement dated January 4, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, Spiros “Sig” Segalas no longer serves as a portfolio manager for the fund. Accordingly, effective immediately, all references to Mr. Segalas are removed from the Prospectus.

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, and Kathleen A. McCarragher will continue to serve as portfolio managers and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Funds II

Capital Appreciation Fund (the fund)

Supplement dated January 4, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective immediately, Spiros “Sig” Segalas no longer serves as a portfolio manager for the fund. Accordingly, effective immediately, all references to Mr. Segalas are removed from the SAI.

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, and Kathleen A. McCarragher will continue to serve as portfolio managers and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.